EXHIBIT 99

BANK OF HAWAII

RETIREMENT SAVINGS PLAN

CERTIFICATION

We hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 11-K of Bank of Hawaii Retirement Savings Plan (the “Plan”) for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Michael E. O’Neill
Michael E. O’Neill Chairman, Chief Executive Officer and President Bank of Hawaii Corporation

/s/ Allan R. Landon
Allan R. Landon Vice Chairman, Treasurer and Chief Financial Officer Bank of Hawaii Corporation June 27, 2003

A signed original of this written statement required by Section 906 has been provided to the issuer and will be retained by the issuer and furnished to the staff of the Securities and Exchange Commission upon request.